Cambria Tail Risk ETF
Schedule of Investments
July 31, 2025 (Unaudited)

U.S. TREASURY SECURITIES - 81.5%		Par	Value
United States Treasury Bond, 4.13%, 11/15/2032		$72,379,000	$72,217,844
TOTAL U.S. TREASURY SECURITIES (Cost $72,283,101)			72,217,844

PURCHASED OPTIONS - 4.3%(a) (b)(c)	Notional Amount	Contracts
Put Options - 4.3%			$–
S&P 500 Index		–	$–
Expiration: 09/19/2025; Exercise Price: $4,900.00	$22,187,865	35	21,525
Expiration: 12/19/2025; Exercise Price: $4,800.00	78,608,436	124	327,360
Expiration: 12/19/2025; Exercise Price: $5,200.00	1,901,817	3	12,630
Expiration: 03/20/2026; Exercise Price: $4,700.00	101,430,240	160	705,600
Expiration: 03/20/2026; Exercise Price: $5,500.00	3,169,695	5	51,050
Expiration: 06/18/2026; Exercise Price: $5,000.00	46,277,547	73	608,820
Expiration: 06/18/2026; Exercise Price: $5,300.00	27,259,377	43	480,955
Expiration: 06/18/2026; Exercise Price: $5,500.00	6,339,390	10	136,000
Expiration: 09/18/2026; Exercise Price: $5,600.00	25,357,560	40	728,400
Expiration: 09/18/2026; Exercise Price: $5,800.00	22,187,865	35	758,275
TOTAL PURCHASED OPTIONS (Cost $11,189,928)			3,830,615

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 8.0%		Shares
First American Treasury Obligations Fund - Class X, 4.24%(d)		7,100,691	7,100,691
TOTAL MONEY MARKET FUNDS (Cost $7,100,691)			7,100,691

TOTAL INVESTMENTS - 93.8% (Cost $90,573,720)			83,149,150
Other Assets in Excess of Liabilities - 6.2%			5,527,084
TOTAL NET ASSETS - 100.0%			$88,676,234
two			–%
Percentages are stated as a percent of net assets.			–%

(a)	Non-income producing security.
(b)	Exchange-traded.
(c)	100 shares per contract.
(d)	The rate shown represents the 7-day annualized effective yield as of July 31, 2025.

Summary of Fair Value Disclosure as of July 31, 2025 (Unaudited)

Cambria Tail Risk ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Securities	$–	$72,217,844	$–	$72,217,844
Purchased Options	–	3,830,615	–	3,830,615
Money Market Funds	7,100,691	–	–	7,100,691
Total Investments	$7,100,691	$76,048,459	$–	$83,149,150

Refer to the Schedule of Investments for further disaggregation of investment categories.